UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2003

DIAMOND DISCOVERIES INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31585	06-1579927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Sherbrooke St. W., Suite 2401 Montreal, Quebec Canada		H3A 2R7
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (514) 842-3343

Not applicable

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits

c.             Exhibits.

Exhibit No.	Description

16.1	Letter of J. H. Cohn, LLP, pursuant to Item 304(a)(3) of Regulation S-B, regarding change of certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND DISCOVERIES INTERNATIONAL CORP.
(Registrant)

Date: February 12, 2004	/s/	Teodosio V. Pangia
Teodosio V. Pangia
President, CEO and
Principal Accounting Officer